Exhibit 10.5

To:	Export Finance
Commercial Support & Loan Implementation
ACI: CHC02C1
37 place du Marché Saint Honoré
75001 Paris
France
Attention: Thierry Anezo / Fatima Khalloufi

(as agent for the Lenders (as defined below))
(the "Agent")

and

BNP Paribas
16 boulevard des Italiens
75009 Paris
France

Crédit Agricole Corporate and Investment Bank
9 quai du Président Paul Doumer
92920 Paris La Défense Cedex
France

HSBC France
103 avenue des Champs Elysées
75419 Paris
Cedex 08
France

Société Générale
29 boulevard Haussmann
75009 Paris
France

(together the "Lenders")

27 November 2015

Dear Sirs

We refer to:

1	the loan facility agreement dated 22 September 2006 (as amended and/or restated from time to time) made between (among others) (1) Norwegian Epic, Ltd. (formerly known as F3 Two, Ltd.) as borrower (the "Borrower"), (2) the Lenders and (3) the Agent on the terms and subject to the conditions of which the Lenders agreed to make available to the Borrower their participations in a loan facility of up to six hundred and sixty two million nine hundred and five thousand three hundred and twenty Euro (EUR662,905,320) (the "Loan Agreement"); and

2	the guarantee and indemnity dated 6 October 2006 (as amended and/or restated from time to time) granted by NCL Corporation Ltd. (the "Guarantor") in favour of each of the Lenders and the Agent in respect of the Borrower's obligations under the Loan Agreement (the "Guarantee").

Unless the context otherwise requires, terms and expressions not defined in this Letter but whose meanings are defined in the Loan Agreement shall have the meanings set out in the Loan Agreement.

We hereby request that you sign the Agreement and Acknowledgement to this Letter. With effect from that time it shall be agreed between us that:

(a)	the Loan Agreement shall be amended as follows:

(i)	the following definitions shall be inserted at clause 1.1 (Definitions):

""Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Borrower, each other Obligor or the Subsidiaries from time to time concerning or relating to bribery or corruption.";

""Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.";

""Sanctioned Country" means, at any time, a country or territory which is itself the subject or target of any Sanctions.";

""Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b)."; and

""Sanctions" means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.";

(ii)	the following definitions at clause 1.1 (Definitions) shall be deleted:

"Group-Wide Lenders";

"Majority Group-Wide Lenders"; and

"Steering Committee";

(iii)	clause 8.6 (Taxes, Increased Costs, Costs And Related Charges) shall be deleted;

(iv)	a new clause 9.2.16 shall be inserted as follows:

"9.2.16	Sanctions

The Borrower and each other Obligor has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, each other Obligor and the Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, each other Obligor, the Subsidiaries and their respective officers and employees and to the knowledge of the Borrower their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Borrower or another Obligor being designated as a Sanctioned Person. None of (a) the Borrower, any other Obligor, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower, another Obligor or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established by this Agreement, is a Sanctioned Person. No borrowing, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.";

(v)	in lines two and three of clause 10.2.1 (Information) the words "its unaudited accounts for that year and a Certified Copy of" shall be deleted;

(vi)	new clauses 10.12.6, 10.12.7 and 10.12.8 shall be inserted under clause 10.12.5 (Pooling of earnings and charters) as follows:

"10.12.6	any charter other than in the usual course of business of the Borrower; or

10.12.7	any charter directly or indirectly to another cruise line; or

10.12.8	any charter for a period longer than two (2) months,"

and the current clauses 10.12.6 and 10.12.7 shall be renumbered as 10.12.9 and 10.12.10 respectively;

(vii)	clause 30 (Steering Committee) shall be deleted; and

(viii)	in clause 27 (Notices), the words:

"Structured Finance/Export Finance
ACI: CHA01A1
21 Place du Marché Saint-Honoré
75031 Paris Cedex 01
France

Facsimile: +33 01 4316 8184/+33 01 4298 0029
Attention: Mrs Dominique Laplasse (Team Head)/Mr Jean Philippe Poirier"

shall be amended to read:

"Export Finance
Commercial Support & Loan Implementation
ACI: CHC02C1
37 Place du Marché Saint Honoré
75001 Paris

France

Facsimile: +33 1 4316 8184/+33 1 4298 0029

Attention: Thierry Anezo / Fatima Khalloufi"

(b)	the Guarantee shall be amended as follows:

(i)	the following definitions at clause 1.1 (Definitions and Construction) shall be deleted:

"Cash Sweep Lenders";

"Cash Sweep Determination Date";

"Cash Sweep Payment Date";

"Liquidity";

"Special Liquidity Sources";

"Special Liquidity Sources Determination Date";

"Special Liquidity Sources Payment Date";

"Total Cash Sweep Amount";

"Total Exceptional Prepayment Amount"; and

"Total Special Liquidity Sources Amount";

(ii)	the following clauses shall be deleted:

(A)	9.2.8, 9.2.9, 9.2.10 and 9.2.11 (General Undertakings: Positive Covenants);

(B)	10.3 (General Undertakings: Negative Covenants);

(C)	12 (Special Liquidity);

(D)	13 (Chartering); and

(E)	15 (Exceptional Prepayments);

(iii)	a new clause 8.2.15 shall be inserted as follows:

"8.2.15	the Guarantor and each other Obligor has implemented and maintains in effect policies and procedures designed to ensure compliance by the Guarantor, each other Obligor and the Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Guarantor, each other Obligor, the Subsidiaries and their respective officers and employees and to the knowledge of the Guarantor their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Guarantor or another Obligor being designated as a Sanctioned Person. None of:

(a)	the Guarantor, any other Obligor, any Subsidiary or any of their respective directors, officers or employees; or

(b)	to the knowledge of the Guarantor, any agent of the Guarantor, another Obligor or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established by the Loan Agreement, is a Sanctioned Person. No borrowing, use of proceeds or other transactions contemplated by the Loan Agreement will violate any Anti-Corruption Law or applicable Sanctions.";

(iv)	in clause 10.2.3 (General Undertakings: Negative Covenants), the words "(excluding disposal of ships)" shall be amended to read "(excluding disposal of the Vessel)";

(v)	in clause 22.2 (Notices), the words "Structured Finance/Export Finance, ACI:CHA01A1, 21 Place du Marché Saint-Honoré, 75031 Paris Cedex 01, France marked for the attention of Mrs Dominique Laplasse (telefax no. +33 1 43 16 81 84)" shall be amended to read "Export Finance, Commercial Support & Loan Implementation, ACI: CHC02C1, 37 place du Marché Saint Honoré, 75001 Paris, France marked for the attention of Thierry Anezo and Fatima Khalloufi (telefax no. +33 1 43 16 81 84)"; and

(vi)	schedule 4 shall be deleted.

Except as expressly amended by or pursuant to this Letter, the Loan Agreement, the Guarantee and the other Security Documents shall remain in full force and effect and nothing contained in this Letter shall relieve the Borrower, the Guarantor, the Manager or any other Obligor from any of its respective obligations under any such documents.

This Letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

This Letter and any non-contractual obligations arising from or in connection with it shall be governed by English law.

Please confirm your agreement to the terms of this Letter by returning this Letter and the Agreement and Acknowledgement countersigned by the Agent and each of the Lenders.

Yours faithfully

Signed and delivered as a deed		/s/Daniel S. Farkas
as duly authorised		signature
for and on behalf of
Norwegian Epic Ltd.		Daniel S. Farkas
in the presence of:		print name
Director

signature
of witness	/s/ Gabriel Herrera

name	Gabriel Herrera
print name of witness
address	7665 Corporate Center Dr.
Miami, FL 33126

Signed and delivered as a deed		/s/Howard Flanders
as duly authorised		signature
for and on behalf of
NCL Corporation Ltd.		Howard Flanders
in the presence of:		print name
Officer

signature
of witness	/s/Gabriel Herrera

name	Gabriel Herrera
print name of witness
address	7665 Corporate Center Dr.
Miami, FL 33126

Signed and delivered as a deed		/s/Daniel S. Farkas
as duly authorised		signature
for and on behalf of
NCL (Bahamas) Ltd.		Daniel S. Farkas
in the presence of:		print name
Director

signature
of witness	/s/Gabriel Herrera

name	Gabriel Herrera
print name of witness
address	7665 Corporate Center Dr.
Miami, FL 33126

Agreement and Acknowledgement

Dated  27 November 2015

For good and valuable consideration, receipt of which we hereby acknowledge, we agree to and acknowledge the content of your letter dated  27 November 2015.

Signed and delivered as a deed		/s/Jennifer Ashford
as duly authorised		signature
for and on behalf of
BNP Paribas (as Agent)		Jennifer Ashford
in the presence of:		print name
Attorney-in-fact
signature
of witness	/s/Chiara Larghi

name	Chiara Larghi
print name of witness
address	Stephenson Harwood LLP
1 Finsbury Circus
EC2M 7SH

Signed and delivered as a deed		/s/Jennifer Ashford
as duly authorised		signature
for and on behalf of
BNP Paribas (as Lender)		Jennifer Ashford
in the presence of:		print name
Attorney-in-fact
signature
of witness	/s/Chiara Larghi

name	Chiara Larghi
print name of witness
address	Stephenson Harwood LLP
1 Finsbury Circus
EC2M 7SH

Signed and delivered as a deed		/s/Jennifer Ashford
as duly authorised		signature
for and on behalf of
Crédit Agricole Corporate and Investment Bank		Jennifer Ashford
in the presence of:		print name
Attorney-in-fact
signature
of witness	/s/Chiara Larghi

name	Chiara Larghi
print name of witness
address	Stephenson Harwood LLP
1 Finsbury Circus
London, EC2M 7SH

Signed and delivered as a deed		/s/Jennifer Ashford
as duly authorised		signature
for and on behalf of
HSBC France		Jennifer Ashford
in the presence of:		print name
Attorney-in-fact
signature
of witness	/s/ Chiara Larghi

name	Chiara Larghi
print name of witness
address	Stephenson Harwood LLP
1 Finsbury Circus
London, EC2M 7SH

Signed and delivered as a deed		/s/Jennifer Ashford
as duly authorised		signature
for and on behalf of
Société Générale		Jennifer Ashford
in the presence of:		print name
Attorney-in-fact
signature
of witness

name	/s/Chiara Larghi
print name of witness
address	Stephenson Harwood LLP
1 Finsbury Circus
London, EC2M 7SH

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